UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Value Fund

Master Large Cap Series LLC
Master Advantage Large Cap Value Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 11/30/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.98%	17.46%

U.S. small cap equities (Russell 2000® Index)	31.36	13.59

International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37

Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2020	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On November 17, 2020, the Board approved a proposal in which the Fund will cease to invest in the Master Advantage Large Cap Value Portfolio (the “Master Portfolio”) as part of a “master/feeder” structure and will instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund underperformed its benchmark, the Russell 1000 Value® Index. The Fund invests all of its assets in the Master Portfolio.

What factors influenced performance?

The period was characterized by evolving market drivers, which ultimately challenged Fund performance. Initially, markets were driven higher on the combination of substantial fiscal and monetary support alongside the broad economic reopening after the COVID-related lockdowns. Market performance during this period was led by companies that investors believed would likely benefit from the recovery and the economic evolutions driven by COVID. This resulted in bifurcated performance within the market through the summer months as indices touched new highs in early September 2020. Investors then began to rotate out of technology shares as well as the broader year-to-date leaders, as they evaluated mounting risks from a viral resurgence, uncertainty around the U.S. election and a lack of further fiscal measures. Notably, however, the announcements of strong efficacy from vaccine developers in November 2020 motivated an equally robust cyclical rally. The subsequent rotation out of momentum styles, which had led the market, was one of the strongest on record as investors moved toward prior market laggards.

The Fund struggled against this highly changeable backdrop with underperformance concentrated toward the end of the period. This broadly represented a reversal of performance across insights which had delivered gains during the summer months. September and October 2020 were the primary drivers of the weakness after the initial rotation out of technology names. Interestingly, the Master Portfolio withstood the initial rotation, before ultimately declining as it extended beyond technology shares. This instigated a broad reversal of several successful positions, which had led performance post-lockdown. Poor performance across insights designed to capture opportunities associated with potential COVID-19 vaccines detracted from performance, specifically across biotechnology names. Additionally, positioning within communications equipment companies, motivated by the expectation of an increasingly work-from-home environment, declined as the market began to anticipate a return to the office. Elsewhere, traditional defensive measures with a preference for dividend consistency underperformed with notable weakness across electronic equipment stocks.

Finally, the positive vaccine news in November led to further Fund underperformance into period end. The resulting historic momentum rotation after the announcement adversely impacted trend-based sentiment measures. A timing insight focused on momentum exposures was a top detractor given the sharp rotations of that style during the period. Despite outperforming for most of the period, November saw weakness across higher frequency alternative data insights. Specifically, brand sentiment measures struggled and led to weakness across the Master Portfolio’s bank holdings.

While fundamental insights lagged overall, less-traditional fundamental quality insights were notable bright spots. Positive contributions were led by quality measures, which performed well against the volatile backdrop. In this vein, insights related to environmental, social and governance (“ESG”) factors were the top performers during the period as they continued to demonstrate resilience. In particular, a recently added insight that captures investor flows into ESG-related positions performed well. This measure provided ballast in the period as the presidential election results became clear and the new administration seems more likely to enact climate-friendly policies once assuming office in the new year. Elsewhere, more growth-oriented quality measures were rewarded given the economic recovery. A preference for founder-led businesses added to performance having motivated an overweight to communication services.

Elsewhere, sentiment insights constructed from alternative data also contributed positively. These insights were effective at identifying winners and losers as economies re-emerged from lockdown and activity restarted. Capturing how companies are navigating rapid changes in consumer habits and the emergence from lockdown using search trends and mobile application usage was most effective, highlighted by successful positioning across health equipment names. Elsewhere within the sentiment composite, avoiding the overbought positions of quantitative competitors identified by analyzing their mutual fund holdings was the largest positive contributor.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. These included a new insight that looks to identify investor flows into ESG-related positions. This continued to build out the Master Portfolio’s ESG positioning relative to generic quantitative exposures. The Master Portfolio also built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Master Portfolio has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine development.

Describe portfolio positioning at period end.

Relative to the Russell 1000 Value Index, the Master Portfolio was positioned essentially neutrally from a sector perspective. The Master Portfolio had slight overweight positions in the utilities and energy sectors and slight underweight positions in the materials and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage Large Cap Value Fund

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	17.08%	2.64%	N/A	8.68%	N/A	10.24%	N/A
Service	16.93	2.37	N/A	8.39	N/A	9.94	N/A
Investor A	16.94	2.38	(3.00)%	8.40	7.24%	9.94	9.34%
Investor C	16.55	1.65	0.65	7.59	7.59	9.25	9.25
Class K	17.13	2.72	N/A	8.72	N/A	10.25	N/A
Class R	16.77	2.14	N/A	8.12	N/A	9.64	N/A
Russell 1000® Value Index(c)	17.44	1.72	N/A	8.44	N/A	10.93	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,170.80	$ 2.94		$ 1,000.00	$ 1,022.36	$ 2.74		0.54%
Service	1,000.00	1,169.30	4.30		1,000.00	1,021.11	4.00		0.79
Investor A	1,000.00	1,169.40	4.30		1,000.00	1,021.11	4.00		0.79
Investor C	1,000.00	1,165.50	8.36		1,000.00	1,017.35	7.79		1.54
Class K	1,000.00	1,171.30	2.67		1,000.00	1,022.61	2.48		0.49
Class R	1,000.00	1,167.70	5.65		1,000.00	1,019.85	5.27		1.04

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which

6	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments  (continued)

cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E	7

Statement of Assets and Liabilities (unaudited)

November 30, 2020

BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — Master Portfolio	$ 541,532,780
Receivables:
Capital shares sold	272,411
From the Administrator	41,994
Prepaid expenses	74,983

Total assets	541,922,168

LIABILITIES
Payables:
Capital shares redeemed	169,270
Contributions to the Master Portfolio	103,141
Officer’s fees	226
Other accrued expenses	26,714
Other affiliate fees	3,590
Professional fees	48,026
Service and distribution fees	87,592
Transfer agent fees	118,381

Total liabilities	556,940

NET ASSETS	$ 541,365,228

NET ASSETS CONSIST OF
Paid-in capital	$ 487,021,061
Accumulated earnings	54,344,167

NET ASSETS	$ 541,365,228

8	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2020

BlackRock Advantage Large Cap Value Fund
NET ASSET VALUE

Institutional

Net assets	$166,020,611

Shares outstanding	5,837,012

Net asset value	$28.44

Shares authorized	400 million

Par value	$0.10

Service

Net assets	$12,690,704

Shares outstanding	449,178

Net asset value	$28.25

Shares authorized	50 million

Par value	$0.10

Investor A

Net assets	$329,219,964

Shares outstanding	11,832,914

Net asset value	$27.82

Shares authorized	400 million

Par value	$0.10

Investor C

Net assets	$19,578,750

Shares outstanding	758,122

Net asset value	$25.83

Shares authorized	400 million

Par value	$0.10

Class K

Net assets	$5,374,812

Shares outstanding	188,987

Net asset value	$28.44

Shares authorized	2 billion

Par value	$0.10

Class R

Net assets	$8,480,387

Shares outstanding	317,611

Net asset value	$26.70

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	9

Statement of Operations (unaudited)

Six Months Ended November 30, 2020

BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$5,695,493
Dividends — affiliated	4,446
Interest — unaffiliated	1,124
Securities lending income — affiliated — net	24,395
Foreign taxes withheld	(21,556)
Expenses	(1,344,942)
Fees waived	99,774

Total investment income	4,458,734

FUND EXPENSES
Administration	635,084
Service and distribution — class specific	565,794
Transfer agent — class specific	289,786
Registration	44,018
Professional	32,409
Printing and postage	24,787
Accounting services	3,510
Officer	115
Miscellaneous	5,920

Total expenses	1,601,423
Less:
Fees waived and/or reimbursed by the Administrator	(746,306)
Transfer agent fees waived and/or reimbursed — class specific	(162,894)

Total expenses after fees waived and/or reimbursed	692,223

Net investment income	3,766,511

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from investment, capital gains distributions received from affiliated investment companies and futures contracts	7,429,355
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	69,008,376

Total net realized and unrealized gain	76,437,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,204,242

See notes to financial statements.

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Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value Fund

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,766,511	$7,509,015	$11,275,264
Net realized gain (loss)	7,429,355	(18,115,497)	11,541,376
Net change in unrealized appreciation (depreciation)	69,008,376	(43,454,650)	(12,032,524)

Net increase (decrease) in net assets resulting from operations	80,204,242	(54,061,132)	10,784,116

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,865,168)	(7,730,707)	(16,952,117)
Service	(192,993)	(489,569)	(1,352,638)
Investor A	(4,976,057)	(12,856,425)	(35,506,493)
Investor C	(271,831)	(1,988,449)	(7,376,749)
Class K	(99,492)	(216,291)	(557,361)
Class R	(129,798)	(586,477)	(2,853,812)

Decrease in net assets resulting from distributions to shareholders	(8,535,339)	(23,867,918)	(64,599,170)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(27,483,029)	(54,934,748)	33,391,597

NET ASSETS
Total increase (decrease) in net assets	44,185,874	(132,863,798)	(20,423,457)
Beginning of period	497,179,354	630,043,152	650,466,609

End of period	$541,365,228	$497,179,354	$630,043,152

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund

	Institutional

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$24.74		$28.08		$30.89	$28.32		$23.57		$21.58		$22.25

Net investment income(a)	0.22		0.39		0.57	0.55		0.36		0.26		0.23
Net realized and unrealized gain (loss)	3.97			(2.60)	(0.26)	2.57		4.74		1.96		(0.65)

Net increase (decrease) from investment operations	4.19			(2.21)	0.31	3.12		5.10		2.22		(0.42)

Distributions(b)
From net investment income		(0.49)		(0.58)	(0.59)	(0.43)		(0.35)		(0.23)		(0.25)
From net realized gain	—			(0.55)	(2.53)	(0.12)		—		—		—

Total distributions		(0.49)		(1.13)	(3.12)	(0.55)		(0.35)		(0.23)		(0.25)

Net asset value, end of period	$28.44		$24.74		$28.08	$30.89		$28.32		$23.57		$21.58

Total Return(c)
Based on net asset value(d)	17.08	%(e)	(8.36	)%(e)	1.80%	11.16%		21.79%		10.35%		(1.94)%

Ratios to Average Net Assets(f)
Total expenses(g)	0.89	%(h)	0.89	%(h)	0.87%	0.92	%(i)	0.94	%(i)	0.92	%(i)	0.91	%(i)

Total expenses after fees waived and/or reimbursed(g)	0.54	%(h)	0.54	%(h)	0.54%	0.54	%(i)	0.77	%(i)	0.87	%(i)	0.86	%(i)

Net investment income(g)	1.70	%(h)	2.20	%(h)	2.09%	1.87	%(i)	1.37	%(i)	1.18	%(i)	1.01	%(i)

Supplemental Data
Net assets, end of period (000)	$166,021		$146,365		$192,744	$169,089		$166,970		$143,113		$162,376

Portfolio turnover rate of the Master Portfolio		69%		70%	161%	143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	21.66%	10.25%	—%

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Fees waived	0.04%	0.05%	0.03%	—%	—%	—%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Service

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$24.55		$27.85		$30.65	$28.11		$23.38		$21.40		$22.07

Net investment income(a)	0.19		0.34		0.50	0.47		0.28		0.19		0.16
Net realized and unrealized gain (loss)	3.94		(2.58)		(0.26)	2.54		4.72		1.95		(0.65)

Net increase (decrease) from investment operations	4.13		(2.24)		0.24	3.01		5.00		2.14		(0.49)

Distributions(b)
From net investment income		(0.43)	(0.51)		(0.51)	(0.35)		(0.27)		(0.16)		(0.18)
From net realized gain	—		(0.55)		(2.53)	(0.12)		—		—		—

Total distributions		(0.43)	(1.06)		(3.04)	(0.47)		(0.27)		(0.16)		(0.18)

Net asset value, end of period	$28.25		$24.55		$27.85	$30.65		$28.11		$23.38		$21.40

Total Return(c)
Based on net asset value(d)	16.93	%(e)	(8.51	)%(e)	1.56%	10.84%		21.48%		10.03%		(2.27)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.17	%(h)	1.15	%(h)	1.15%	1.21	%(i)	1.24	%(i)	1.23	%(i)	1.20	%(i)

Total expenses after fees waived and/or reimbursed(g)	0.79	%(h)	0.79	%(h)	0.79%	0.79	%(i)	1.06	%(i)	1.18	%(i)	1.15	%(i)

Net investment income(g)	1.45	%(h)	1.95	%(h)	1.84%	1.62	%(i)	1.08	%(i)	0.87	%(i)	0.72	%(i)

Supplemental Data
Net assets, end of period (000)	$12,691		$11,181		$13,055	$13,704		$13,313		$13,313		$11,931

Portfolio turnover rate of the Master Portfolio		69%	70%		161%	143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	21.35%	9.93%	—%

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Fees waived	0.04%	0.05%	0.03%	—%	—%	—%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor A

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$24.18		$27.45		$30.26	$27.76		$23.09		$21.14		$21.79

Net investment income(a)	0.19		0.34		0.49	0.47		0.28		0.19		0.16
Net realized and unrealized gain (loss)	3.88			(2.55)	(0.25)	2.51		4.65		1.92		(0.64)

Net increase (decrease) from investment operations	4.07			(2.21)	0.24	2.98		4.93		2.11		(0.48)

Distributions(b)
From net investment income		(0.43)		(0.51)	(0.52)	(0.36)		(0.26)		(0.16)		(0.17)
From net realized gain	—			(0.55)	(2.53)	(0.12)		—		—		—

Total distributions		(0.43)		(1.06)	(3.05)	(0.48)		(0.26)		(0.16)		(0.17)

Net asset value, end of period	$27.82		$24.18		$27.45	$30.26		$27.76		$23.09		$21.14

Total Return(c)
Based on net asset value(d)	16.94	%(e)	(8.53	)%(e)	1.56%	10.86%		21.49%		10.01%		(2.23)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.15	%(h)	1.15	%(h)	1.14%	1.20	%(i)	1.22	%(i)	1.22	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed(g)	0.79	%(h)	0.79	%(h)	0.79%	0.79	%(i)	1.04	%(i)	1.17	%(i)	1.17	%(i)

Net investment income(g)	1.45	%(h)	1.95	%(h)	1.84%	1.61	%(i)	1.10	%(i)	0.88	%(i)	0.69	%(i)

Supplemental Data
Net assets, end of period (000)	$329,220		$280,449		$336,565	$337,798		$346,128		$286,786		$297,653

Portfolio turnover rate of the Master Portfolio		69%		70%	161%	143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	21.36%	9.91%	—%

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Fees waived	0.04%	0.05%	0.03%	—%	—%	—%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor C

	Six Months Ended 11/30/20 (unaudited)		Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$22.31		$25.32		$28.06	$25.71		$21.36		$19.57		$20.19

Net investment income (loss)(a)	0.08		0.19		0.27	0.23		0.07		0.02		(0.01)
Net realized and unrealized gain (loss)	3.59			(2.36)	(0.24)	2.33		4.32		1.78		(0.60)

Net increase (decrease) from investment operations	3.67			(2.17)	0.03	2.56		4.39		1.80		(0.61)

Distributions(b)
From net investment income		(0.15)		(0.29)	(0.24)	(0.09)		(0.04)		(0.01)		(0.01)
From net realized gain	—			(0.55)	(2.53)	(0.12)		—		—		—

Total distributions		(0.15)		(0.84)	(2.77)	(0.21)		(0.04)		(0.01)		(0.01)

Net asset value, end of period	$25.83		$22.31		$25.32	$28.06		$25.71		$21.36		$19.57

Total Return(c)
Based on net asset value(d)	16.55	%(e)	(9.00	)%(e)	0.79%	10.03%		20.59%		9.18%		(3.00)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.89	%(h)	1.91	%(h)	1.94%	1.97	%(i)	1.98	%(i)	1.98	%(i)	1.98	%(i)

Total expenses after fees waived and/or reimbursed(g)	1.54	%(h)	1.54	%(h)	1.54%	1.54	%(i)	1.84	%(i)	1.93	%(i)	1.93	%(i)

Net investment income (loss)(g)	0.71	%(h)	1.20	%(h)	1.08%	0.87	%(i)	0.29	%(i)	0.12	%(i)	(0.07	)%(i)

Supplemental Data
Net assets, end of period (000)	$19,579		$43,395		$63,659	$94,919		$104,248		$156,999		$171,844

Portfolio turnover rate of the Master Portfolio		69%		70%	161%	143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	20.44%	9.08%	—%

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Fees waived	0.04%	0.05%	0.03%	—%	—%	—%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class K

	Six Months Ended		Period from			Period from
	11/30/20		10/01/19		Year Ended	01/25/18	(a)
	(unaudited)		to 05/31/20		09/30/19	to 09/30/18

Net asset value, beginning of period	$24.74		$28.09		$30.90	$30.90

Net investment income(b)	0.23		0.40		0.58	0.39
Net realized and unrealized gain (loss)	3.98			(2.60)	(0.26)		(0.39)

Net increase (decrease) from investment operations	4.21			(2.20)	0.32	—

Distributions(c)
From net investment income		(0.51)		(0.60)	(0.60)	—
From net realized gain	—			(0.55)	(2.53)	—

Total distributions		(0.51)		(1.15)	(3.13)	—

Net asset value, end of period	$28.44		$24.74		$28.09	$30.90

Total Return(d)
Based on net asset value	17.13	%(e)	(8.35	)%(e)	1.85%	0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses(g)	0.79	%(h)	0.80	%(h)	0.79%	0.83	%(h)(i)

Total expenses after fees waived and/or reimbursed(g)	0.49	%(h)	0.49	%(h)	0.49%	0.49	%(h)(i)

Net investment income(g)	1.75	%(h)	2.24	%(h)	2.14%	1.88	%(h)(i)

Supplemental Data

Net assets, end of period (000)	$5,375		$4,971		$5,699	$5,459

Portfolio turnover rate of the Master Portfolio		69%		70%	161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Fees waived	0.04%	0.05%	0.03%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

16	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class R

Six Months Ended 11/30/20 (unaudited)			Period from 10/01/19 to 05/31/20		Year Ended September 30,
					2019	2018		2017		2016		2015

Net asset value, beginning of period	$23.18		$26.29		$29.10	$26.70		$22.21		$20.33		$20.96

Net investment income(a)	0.15		0.28		0.41	0.38		0.20		0.13		0.09
Net realized and unrealized gain (loss)	3.71		(2.43)		(0.26)	2.42		4.48		1.84		(0.61)

Net increase (decrease) from investment operations	3.86		(2.15)		0.15	2.80		4.68		1.97		(0.52)

Distributions(b)
From net investment income	(0.34)		(0.41)		(0.43)	(0.28)		(0.19)		(0.09)		(0.11)
From net realized gain	—		(0.55)		(2.53)	(0.12)		—		—		—

Total distributions	(0.34)		(0.96)		(2.96)	(0.40)		(0.19)		(0.09)		(0.11)

Net asset value, end of period	$26.70		$23.18		$26.29	$29.10		$26.70		$22.21		$20.33

Total Return(c)
Based on net asset value(d)	16.77	%(e)	(8.65	)%(e)	1.29%	10.60%		21.15%		9.74%		(2.52)%

Ratios to Average Net Assets(f)
Total expenses(g)	1.42	%(h)	1.43	%(h)	1.44%	1.47	%(i)	1.50	%(i)	1.49	%(i)	1.48	%(i)

Total expenses after fees waived and/or reimbursed(g)	1.04	%(h)	1.04	%(h)	1.04%	1.04	%(i)	1.33	%(i)	1.44	%(i)	1.43	%(i)

Net investment income(g)	1.22	%(h)	1.69	%(h)	1.59%	1.37	%(i)	0.80	%(i)	0.61	%(i)	0.43	%(i)

Supplemental Data
Net assets, end of period (000)	$8,480		$10,820		$18,321	$29,497		$33,484		$34,213		$34,551

Portfolio turnover rate of the Master Portfolio	69%		70%		161%	143%		137%		40%		30%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	21.01%	9.64%	—%

(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended September 30,
			2019	2018	2017	2016	2015

Fees waived	0.04%	0.05%	0.03%	—%	—%	—%	—%

(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Value Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Corporation, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At November 30, 2020, the percentage of the Master Portfolio owned by the Fund was 99.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On November 17, 2020, the Board approved a proposal in which the Fund will cease to invest in the Master Portfolio as part of a “master/feeder” structure and will instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

18	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total

Service and distribution fees — class specific	$ 14,635	$ 373,016	$ 154,509	$ 23,634	$ 565,794

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Fund paid $42 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$ 432	$ 1,686	$ 12,154	$ 488	$ 3	$ 56	$ 14,819

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees — class specific	$ 84,392	$ 7,823	$ 173,013	$ 17,633	$ 228	$ 6,697	$ 289,786

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $1,092.

For the six months ended November 30, 2020, affiliates received CDSCs in the amount of $268 and $459 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.54%
Service	0.79
Investor A	0.79
Investor C	1.54
Class K	0.49
Class R	1.04

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, the Administrator waived and/or reimbursed $746,306, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

In addition, these amounts waived and/or reimbursed by the Administrator are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total

Transfer agent fees waived and/or reimbursed — class specific	$ 46,440	$ 4,858	$ 97,690	$ 9,452	$ 228	$ 4,226	$ 162,894

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	509,435	$13,269,471	764,140	$19,890,117	2,069,862	$55,023,883
Shares issued in reinvestment of distributions	87,968	2,368,636	234,647	6,624,080	542,323	14,116,583
Shares redeemed	(676,522)	(17,540,528)	(1,947,475)	(47,283,790)	(1,221,734)	(33,108,284)

	(79,119)	$(1,902,421)	(948,688)	$(20,769,593)	1,390,451	$36,032,182

Service
Shares sold	3,860	$97,277	8,180	$187,151	6,926	$180,272
Shares issued in reinvestment of distributions	7,101	189,572	17,186	482,080	51,384	1,329,298
Shares redeemed	(17,194)	(443,513)	(38,761)	(1,010,702)	(36,575)	(971,826)

	(6,233)	$(156,664)	(13,395)	$(341,471)	21,735	$537,744

Investor A
Shares sold and automatic conversion of shares	1,316,889	$32,909,919	928,048	$22,992,617	2,050,103	$55,010,966
Shares issued in reinvestment of distributions	169,738	4,465,797	424,944	11,741,222	1,272,414	32,446,320
Shares redeemed	(1,250,719)	(31,627,157)	(2,018,382)	(49,506,366)	(2,222,761)	(58,995,155)

	235,908	$5,748,559	(665,390)	$(14,772,527)	1,099,756	$28,462,131

20	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/20		Period from 10/01/19 to 05/31/20		Year Ended 09/30/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts
Investor C
Shares sold	69,553	$1,635,846	229,022	$5,319,717	663,647	$15,491,475
Shares issued in reinvestment of distributions	11,029	253,563	73,442	1,879,380	302,645	7,162,846
Shares redeemed and automatic conversion of shares	(1,267,117)	(29,145,928)	(872,430)	(20,458,473)	(1,834,830)	(46,777,377)

	(1,186,535)	$(27,256,519)	(569,966)	$(13,259,376)	(868,538)	$(24,123,056)

Class K
Shares sold	7,627	$196,434	31,567	$834,210	37,651	$1,025,134
Shares issued in reinvestment of distributions	3,700	99,492	7,399	208,875	20,633	537,068
Shares redeemed	(23,248)	(609,898)	(40,961)	(1,116,011)	(32,085)	(855,766)

	(11,921)	$(313,972)	(1,995)	$(72,926)	26,199	$706,436

Class R
Shares sold	19,982	$485,460	45,636	$1,110,835	119,839	$3,059,723
Shares issued in reinvestment of distributions	5,208	129,648	22,107	586,061	116,572	2,852,522
Shares redeemed	(174,425)	(4,217,120)	(297,857)	(7,415,751)	(553,182)	(14,136,085)

	(149,235)	$(3,602,012)	(230,114)	$(5,718,855)	(316,771)	$(8,223,840)

	(1,197,135)	$(27,483,029)	(2,429,548)	$(54,934,748)	1,352,832	$33,391,597

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Portfolio Information as of November 30, 2020	Master Advantage Large Cap Value Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

JPMorgan Chase & Co.	2%
Berkshire Hathaway, Inc., Class B	2
Johnson & Johnson	2
Walt Disney Co.	2
NextEra Energy, Inc.	2
Home Depot, Inc.	2
Intel Corp.	2
Bank of America Corp.	2
Cisco Systems, Inc.	1
Prologis, Inc.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Financials	19%
Industrials	13
Health Care	13
Information Technology	9
Communication Services	9
Consumer Staples	8
Consumer Discretionary	7
Utilities	6
Energy	5
Real Estate	4
Materials	4
Short-Term Securities	3

(a)	Excludes short-term securities.
(b)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) November 30, 2020	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co.	10,713	$2,257,336
Curtiss-Wright Corp.	11,296	1,301,977
HEICO Corp.	1,475	182,281
Hexcel Corp.	2,623	129,891
L3Harris Technologies, Inc.	7,324	1,406,135
Lockheed Martin Corp.	4,763	1,738,495
Mercury Systems, Inc.(a)	5,887	419,272
Northrop Grumman Corp.	1,874	566,435
Raytheon Technologies Corp.	11,602	832,095
Teledyne Technologies, Inc.(a)	3,218	1,216,211

		10,050,128

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.	1,889	177,509
Expeditors International of Washington, Inc.	19,399	1,733,689
FedEx Corp.	6,062	1,737,248

		3,648,446

Airlines — 0.6%
Alaska Air Group, Inc.	40,565	2,067,598
Delta Air Lines, Inc.	12,001	483,040
United Airlines Holdings, Inc.(a)	11,867	534,609

		3,085,247

Auto Components — 0.5%
Aptiv PLC	23,608	2,802,269
BorgWarner, Inc.	1,468	57,032

		2,859,301

Automobiles — 0.2%
Harley-Davidson, Inc.	23,387	942,262

Banks — 7.8%
Bank of America Corp.	301,094	8,478,807
Bank of Hawaii Corp.	4,177	312,774
Bank OZK	8,073	225,721
Citigroup, Inc.	63,885	3,518,147
Comerica, Inc.	14,006	689,095
Commerce Bancshares, Inc.	2,839	187,260
Credicorp Ltd.	4,147	638,265
Cullen/Frost Bankers, Inc.	17,732	1,487,892
First Hawaiian, Inc.	7,916	173,519
First Horizon Corp.	106,151	1,297,165
JPMorgan Chase & Co.	106,566	12,562,000
PacWest Bancorp	4,790	111,415
Pinnacle Financial Partners, Inc.	20,566	1,113,855
PNC Financial Services Group, Inc.	3,193	440,858
Regions Financial Corp.	14,456	220,743
Signature Bank	1,051	117,912
SVB Financial Group(a)	987	340,377
Truist Financial Corp.	13,328	618,686
U.S. Bancorp	54,021	2,334,247
Wells Fargo & Co.	210,508	5,757,394
Wintrust Financial Corp.	8,424	459,024
Zions Bancorp NA	24,421	942,406

		42,027,562

Beverages — 1.1%
Brown-Forman Corp., Class B	11,610	936,463
Coca-Cola Co.	19,113	986,231
Coca-Cola European Partners PLC	14,146	632,043
Molson Coors Beverage Co., Class B	13,152	604,992
PepsiCo, Inc.	20,820	3,002,868

		6,162,597

Security	Shares	Value

Biotechnology — 1.6%
AbbVie, Inc.	27,255	$2,850,328
Amgen, Inc.	3,144	698,094
Biogen, Inc.(a)	3,479	835,551
Gilead Sciences, Inc.	72,300	4,386,441

		8,770,414

Building Products — 1.0%
Allegion PLC	23,569	2,687,809
Carrier Global Corp.	6,148	234,054
Lennox International, Inc.	7,133	2,053,092
Masco Corp.	2,878	154,462
Trane Technologies PLC	991	144,924

		5,274,341

Capital Markets — 4.4%
Ameriprise Financial, Inc.	9,696	1,796,087
Bank of New York Mellon Corp.	29,817	1,166,441
Cboe Global Markets, Inc.	17,701	1,616,455
Charles Schwab Corp.	69,746	3,402,210
CME Group, Inc.	18,264	3,196,748
FactSet Research Systems, Inc.	2,466	823,052
Franklin Resources, Inc.	21,939	482,439
Moody’s Corp.	9,723	2,745,192
Morgan Stanley	72,053	4,455,037
S&P Global, Inc.	4,623	1,626,279
State Street Corp.	12,456	877,899
T Rowe Price Group, Inc.	11,064	1,586,688

		23,774,527

Chemicals — 3.1%
Air Products & Chemicals, Inc.	8,559	2,397,718
Axalta Coating Systems Ltd.(a)	1,867	53,415
Ecolab, Inc.	27,771	6,169,328
FMC Corp.	20,814	2,414,632
Linde PLC	467	119,748
Mosaic Co.	65,855	1,446,176
PPG Industries, Inc.	27,338	4,012,398

		16,613,415

Commercial Services & Supplies — 0.1%
Cintas Corp.	1,960	696,388
Copart, Inc.(a)	843	97,324

		793,712

Communications Equipment — 1.6%
Cisco Systems, Inc.	182,185	7,837,599
Motorola Solutions, Inc.	3,647	625,570

		8,463,169

Construction & Engineering — 0.1%
EMCOR Group, Inc.	4,176	359,887
Valmont Industries, Inc.	856	139,511

		499,398

Construction Materials — 0.1%
Vulcan Materials Co.	5,044	704,395

Consumer Finance — 1.0%
Ally Financial, Inc.	66,082	1,959,331
American Express Co.	28,499	3,379,696
Capital One Financial Corp.	2,296	196,630
Discover Financial Services	1,263	96,203

		5,631,860

Containers & Packaging — 0.1%
AptarGroup, Inc.	2,767	349,528

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
International Paper Co.	1,153	$57,050
Silgan Holdings, Inc.	6,293	212,703

		619,281

Distributors — 0.2%
Genuine Parts Co.	8,642	850,113

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(a)	8,276	1,407,830
H&R Block, Inc.	47,402	891,158

		2,298,988

Diversified Financial Services — 2.3%
Berkshire Hathaway, Inc., Class B(a)	53,439	12,232,721

Diversified Telecommunication Services — 2.2%
AT&T Inc.	188,631	5,423,141
Verizon Communications, Inc.	107,984	6,523,314

		11,946,455

Electric Utilities — 4.1%
Alliant Energy Corp.	70,993	3,734,232
Avangrid, Inc.	2,509	116,769
Eversource Energy	25,040	2,191,250
IDACORP, Inc.	23,919	2,166,583
NextEra Energy, Inc.	131,253	9,658,908
Pinnacle West Capital Corp.	24,386	1,995,994
Xcel Energy, Inc.	31,650	2,131,944

		21,995,680

Electrical Equipment — 0.9%
AMETEK, Inc.	14,610	1,731,723
Hubbell, Inc.	18,933	3,059,384
Rockwell Automation, Inc.	614	156,914

		4,948,021

Electronic Equipment, Instruments & Components — 0.4%
National Instruments Corp.	30,987	1,159,844
Trimble, Inc.(a)	11,843	709,040
Vontier Corp.(a)	10,212	338,732

		2,207,616

Energy Equipment & Services — 0.7%
Baker Hughes Co.	17,292	323,706
Schlumberger NV	149,831	3,114,987
TechnipFMC PLC	76,603	636,571

		4,075,264

Entertainment — 2.3%
Activision Blizzard, Inc.	17,966	1,427,938
Walt Disney Co.	70,701	10,464,455
Warner Music Group Corp., Class A	11,668	346,889
World Wrestling Entertainment, Inc., Class A	1,951	83,971
Zynga, Inc., Class A(a)	34,108	281,391

		12,604,644

Equity Real Estate Investment Trusts (REITs) — 4.4%
Alexandria Real Estate Equities, Inc.	9,134	1,495,510
American Tower Corp.	1,261	291,543
Boston Properties, Inc.	32,668	3,206,691
Brixmor Property Group, Inc.	95,016	1,450,894
Camden Property Trust	5,618	555,227
Equinix, Inc.	156	108,855
Equity Residential	28,635	1,658,539
Kilroy Realty Corp.	15,115	924,433
Kimco Realty Corp.	100,089	1,445,285
Park Hotels & Resorts, Inc.	18,334	299,211
Prologis, Inc.	73,688	7,372,484

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.	4,501	$269,925
Regency Centers Corp.	27,749	1,264,800
Simon Property Group, Inc.	33,187	2,740,251
Welltower, Inc.	14,628	921,272

		24,004,920

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	11,503	4,506,530
Sysco Corp.	1,107	78,918
Walmart, Inc.	24,335	3,718,145

		8,303,593

Food Products — 2.3%
Bunge Ltd.	2,042	120,253
General Mills, Inc.	82,982	5,046,965
Hershey Co.	34,029	5,032,549
Hormel Foods Corp.	5,011	236,419
McCormick & Co., Inc.	11,312	2,115,118
Mondelez International, Inc., Class A	3,448	198,088

		12,749,392

Gas Utilities — 0.1%
UGI Corp.	22,133	785,279

Health Care Equipment & Supplies — 3.3%
Abbott Laboratories	5,526	598,024
Align Technology, Inc.(a)	395	190,110
Boston Scientific Corp.(a)	34,767	1,152,526
Danaher Corp.	13,085	2,939,283
DENTSPLY SIRONA, Inc.	4,153	211,346
DexCom, Inc.(a)	1,786	570,949
Edwards Lifesciences Corp.(a)	37,269	3,126,496
Hill-Rom Holdings, Inc.	5,512	522,868
Hologic, Inc.(a)	11,518	796,239
IDEXX Laboratories, Inc.(a)	1,917	883,699
Medtronic PLC	39,192	4,456,130
Stryker Corp.	10,064	2,348,938

		17,796,608

Health Care Providers & Services — 2.7%
Anthem, Inc.	11,063	3,446,346
Cardinal Health, Inc.	13,944	761,203
Cigna Corp.	13,895	2,906,000
CVS Health Corp.	43,375	2,940,391
HCA Healthcare, Inc.	1,593	239,125
Henry Schein, Inc.(a)	24,973	1,606,014
Laboratory Corp. of America Holdings(a)	1,365	272,782
McKesson Corp.	10,044	1,807,016
Quest Diagnostics, Inc.	4,235	525,055
UnitedHealth Group, Inc.	844	283,871

		14,787,803

Hotels, Restaurants & Leisure — 2.1%
Chipotle Mexican Grill, Inc.(a)	37	47,709
Darden Restaurants, Inc.	15,547	1,678,765
Dunkin’ Brands Group, Inc.	383	40,728
Hyatt Hotels Corp., Class A	3,603	259,308
McDonald’s Corp.	14,835	3,225,722
MGM Resorts International	32,350	913,888
Planet Fitness, Inc., Class A(a)	13,770	1,004,521
Six Flags Entertainment Corp.	11,090	340,796
Starbucks Corp.	8,941	876,397
Texas Roadhouse, Inc.	5,337	404,545
Vail Resorts, Inc.	442	121,921
Wendy’s Co.	32,177	707,572
Wyndham Destinations, Inc.	35,807	1,506,042

24	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	1,810	$104,075
Wynn Resorts Ltd.	754	75,777

		11,307,766

Household Durables — 0.2%
DR Horton, Inc.	12,909	961,721
KB Home	5,056	177,971

		1,139,692

Household Products — 2.5%
Clorox Co.	18,686	3,792,511
Colgate-Palmolive Co.	53,991	4,623,789
Procter & Gamble Co.	37,622	5,224,567

		13,640,867

Industrial Conglomerates — 1.7%
3M Co.	1,124	194,148
General Electric Co.	123,070	1,252,853
Honeywell International, Inc.	27,724	5,653,478
Roper Technologies, Inc.	5,635	2,406,145

		9,506,624

Insurance — 2.6%
Aflac, Inc.	26,415	1,160,411
Allstate Corp.	6,687	684,414
Arch Capital Group Ltd.(a)	10,775	346,901
Arthur J. Gallagher & Co.	2,422	279,523
Athene Holding Ltd., Class A(a)	23,168	1,027,501
Brighthouse Financial, Inc.(a)	13,615	477,887
Brown & Brown, Inc.	9,877	444,761
First American Financial Corp.	23,651	1,145,654
Hartford Financial Services Group, Inc.	9,945	439,569
Lincoln National Corp.	23,859	1,126,622
Marsh & McLennan Cos., Inc.	9,133	1,047,007
MetLife, Inc.	21,128	975,480
Progressive Corp.	13,455	1,172,065
Reinsurance Group of America, Inc.	5,729	660,439
Travelers Cos., Inc.	16,559	2,146,874
Willis Towers Watson PLC	4,624	962,671

		14,097,779

Interactive Media & Services — 2.0%
Alphabet, Inc., Class A(a)	2,724	4,778,986
Alphabet, Inc., Class C(a)	2,097	3,692,272
Cargurus, Inc.(a)	8	200
Twitter, Inc.(a)	47,246	2,197,411

		10,668,869

IT Services — 2.7%
Accenture PLC, Class A	20,508	5,108,337
Automatic Data Processing, Inc.	13,835	2,405,630
Fiserv, Inc.(a)	33,338	3,839,871
Gartner, Inc.(a)	1,009	153,368
Snowflake, Inc., Class A(a)	426	138,808
Visa, Inc., Class A	13,801	2,903,040

		14,549,054

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	14,270	1,668,163
QIAGEN NV(a)	3,583	172,916

		1,841,079

Machinery — 3.8%
AGCO Corp.	12,562	1,162,111
Caterpillar, Inc.	3,068	532,574
Cummins, Inc.	2,089	482,914
Deere & Co.	20,333	5,319,520

Security	Shares	Value

Machinery (continued)
Fortive Corp.	25,532	$1,790,559
Illinois Tool Works, Inc.	1,994	420,913
Oshkosh Corp.	35,042	2,820,881
PACCAR, Inc.	21,757	1,894,164
Snap-on, Inc.	11,587	2,037,574
Xylem, Inc.	45,608	4,377,000

		20,838,210

Media — 2.7%
Comcast Corp., Class A	113,076	5,680,938
Discovery, Inc., Class A(a)(b)	156,280	4,205,495
Discovery, Inc., Class C(a)	10,374	249,183
Interpublic Group of Cos., Inc.	53,985	1,202,786
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,304	94,326
Sirius XM Holdings, Inc.	284,834	1,848,573
ViacomCBS, Inc., Class A	8,277	301,945
ViacomCBS, Inc., Class B	23,552	830,914

		14,414,160

Metals & Mining — 0.4%
Reliance Steel & Aluminum Co.	13,497	1,589,946
Steel Dynamics, Inc.	10,989	397,912

		1,987,858

Multiline Retail — 0.3%
Kohl’s Corp.	18,198	585,976
Nordstrom, Inc.(b)	38,596	1,000,408

		1,586,384

Multi-Utilities — 2.1%
Ameren Corp.	37,070	2,883,305
CMS Energy Corp.	87,617	5,391,950
Consolidated Edison, Inc.	34,625	2,640,156
Public Service Enterprise Group, Inc.	5,421	315,936

		11,231,347

Oil, Gas & Consumable Fuels — 3.8%
Cheniere Energy, Inc.(a)	12,542	711,006
Chevron Corp.	53,109	4,630,043
Continental Resources, Inc.	22,371	344,066
EOG Resources, Inc.	40,288	1,888,701
Exxon Mobil Corp.	111,536	4,252,868
Kinder Morgan, Inc.	68,636	986,986
ONEOK, Inc.	26,106	936,422
Phillips 66	70,263	4,256,532
Valero Energy Corp.	33,700	1,812,049
Williams Cos., Inc.	33,418	701,110

		20,519,783

Personal Products — 0.3%
Coty, Inc., Class A	33,284	239,312
Estee Lauder Cos., Inc., Class A	5,013	1,229,789

		1,469,101

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	66,884	4,173,562
Catalent, Inc.(a)	5,116	491,852
Johnson & Johnson	76,240	11,030,403
Merck & Co., Inc.	21,786	1,751,377
Pfizer, Inc.	175,643	6,728,883
Viatris, Inc.(a)	7,816	131,458
Zoetis, Inc.	9,273	1,487,204

		25,794,739

Professional Services — 0.6%
IHS Markit Ltd.	15,217	1,513,483

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Advantage Large Cap Value Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.	12,021	$771,508
Verisk Analytics, Inc.	6,091	1,207,906

		3,492,897

Road & Rail — 0.8%
CSX Corp.	26,515	2,387,676
Landstar System, Inc.	3,789	497,950
Lyft, Inc., Class A(a)	9,967	380,440
Norfolk Southern Corp.	300	71,106
Old Dominion Freight Line, Inc.	940	191,159
Union Pacific Corp.	3,061	624,689

		4,153,020

Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.	18,351	2,552,257
Applied Materials, Inc.	16,573	1,366,941
Cirrus Logic, Inc.(a)	5,015	401,702
Intel Corp.	182,177	8,808,258
Maxim Integrated Products, Inc.	1,844	153,126
NVIDIA Corp.	7,404	3,968,988

		17,251,272

Software — 1.2%
Adobe, Inc.(a)	4,139	1,980,387
Asana, Inc., Class A(a)	12,113	338,558
Cadence Design Systems, Inc.(a)	2,843	330,641
salesforce.com, Inc.(a)	4,520	1,111,016
ServiceNow, Inc.(a)	1,524	814,654
Unity Software, Inc.(a)(b)	2,449	372,199
VMware, Inc., Class A(a)	9,326	1,304,614
Zendesk, Inc.(a)	1,185	158,198

		6,410,267

Specialty Retail — 2.0%
Five Below, Inc.(a)	1,003	156,869
Home Depot, Inc.	33,704	9,349,827
TJX Cos., Inc.	20,173	1,281,187

		10,787,883

Technology Hardware, Storage & Peripherals — 0.4%
Dell Technologies, Inc., Class C(a)	2,869	198,047
Hewlett Packard Enterprise Co.	88,353	975,417
HP, Inc.	45,146	990,052
NetApp, Inc.	4,844	258,234

		2,421,750

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	19,479	689,167
Crocs, Inc.(a)	1,874	110,360
NIKE, Inc., Class B	6,555	882,958

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	24,982	$2,142,206
Under Armour, Inc., Class A(a)	27,938	462,933
Under Armour, Inc., Class C(a)	6,190	90,065

		4,377,689

Thrifts & Mortgage Finance — 0.7%
Essent Group Ltd.	7,823	343,117
MGIC Investment Corp.	29,884	357,413
New York Community Bancorp, Inc.	162,931	1,578,801
Radian Group, Inc.	8,780	165,766
Rocket Cos., Inc., Class A(a)	54,205	1,123,128

		3,568,225

Trading Companies & Distributors — 0.8%
Fastenal Co.	5,019	248,189
GATX Corp.	13,055	1,041,267
WESCO International, Inc.(a)	2,940	191,747
WW Grainger, Inc.	6,256	2,616,885

		4,098,088

Water Utilities — 0.0%
American Water Works Co., Inc.	999	153,227

Wireless Telecommunication Services — 0.2%
United States Cellular Corp.(a)	28,257	885,857

Total Long-Term Investments — 96.7% (Cost: $444,691,089)		523,700,639

Short-Term Securities(c)(d)

Money Market Funds — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%	17,313,582	17,313,582
SL Liquidity Series, LLC, Money Market Series, 0.18%(e)	1,834,694	1,835,245

Total Short-Term Securities — 3.5% (Cost: $19,147,442)		19,148,827

Total Investments — 100.2% (Cost: $463,838,531)		542,849,466
Liabilities in Excess of Other Assets — (0.2)%		(1,256,170)

Net Assets — 100.0%		$541,593,296

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

26	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Advantage Large Cap Value Portfolio

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$14,191,241	$3,122,341	(a)	$—	$—	$—	$17,313,582	17,313,582	$4,446		$—
SL Liquidity Series, LLC, Money Market Series	1,284,575	552,973	(a)	—	(1,378)	(925)	1,835,245	1,834,694	24,398	(b)	—

					$(1,378)	$(925)	$19,148,827		$28,844		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	100	12/18/20	$ 18,116	$765,186

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation(a)	$—	$—	$765,186	$—	$—	$—	$765,186

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$3,731,321	$—	$—	$—	$3,731,321

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(841,698)	$—	$—	$—	$(841,698)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) November 30, 2020	Master Advantage Large Cap Value Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$17,892,723

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments Common Stocks	$523,700,639	$—	$—	$523,700,639
Short-Term Securities Money Market Funds	17,313,582	—	—	17,313,582

	$541,014,221	$—	$—	541,014,221

Investments Valued at NAV(a)				1,835,245

				$542,849,466

Derivative Financial Instruments(b)
Assets
Equity Contracts	$765,186	$—	$—	$765,186

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

November 30, 2020

Master Advantage Large Cap Value Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$523,700,639
Investments at value — affiliated(c)	19,148,827
Cash pledged for futures contracts	1,297,006
Receivables:
Investments sold	1,792,616
Securities lending income — affiliated	2,005
Contributions from investors	103,141
Dividends — affiliated	3,557
Dividends — unaffiliated	908,345
Prepaid expenses	1,963

Total assets	546,958,099

LIABILITIES
Bank overdraft	1,285
Cash collateral on securities loaned at value	1,830,329
Payables:
Investments purchased	3,136,797
Investment advisory fees	194,633
Directors’ fees	5,227
Other accrued expenses	122,872
Other affiliate fees	5,468
Variation margin on futures contracts	68,192

Total liabilities	5,364,803

NET ASSETS	$541,593,296

NET ASSETS CONSIST OF
Investors’ capital	$461,817,059
Net unrealized appreciation (depreciation)	79,776,237

NET ASSETS	$541,593,296

(a) Investments at cost — unaffiliated	$444,691,089
(b) Securities loaned at value	$1,748,918
(c) Investments at cost — affiliated	$19,147,442

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statement of Operations (unaudited)

Six Months Ended November 30, 2020

Master Advantage Large Cap Value Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$5,696,109
Dividends — affiliated	4,446
Interest — unaffiliated	1,124
Securities lending income — affiliated — net	24,398
Foreign taxes withheld	(21,558)

Total investment income	5,704,519

EXPENSES
Investment advisory	1,245,375
Accounting services	35,778
Custodian	25,044
Professional	24,395
Directors	7,127
Printing and postage	1,701
Miscellaneous	5,665

Total expenses	1,345,085
Less:
Fees waived and/or reimbursed by the Manager	(99,784)

Total expenses after fees waived and/or reimbursed	1,245,301

Net investment income	4,459,218

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,700,237
Investments — affiliated	(1,378)
Futures contracts	3,731,321

7,430,180

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	69,858,416
Investments — affiliated	(925)
Futures contracts	(841,698)
Foreign currency translations	116

69,015,909

Net realized and unrealized gain	76,446,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,905,307

See notes to financial statements.

30	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Value Portfolio

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20	Year Ended 09/30/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,459,218	$8,655,684	$13,299,927
Net realized gain (loss)	7,430,180	(18,117,580)	11,540,226
Net change in unrealized appreciation (depreciation)	69,015,909	(43,458,075)	(12,031,502)

Net increase (decrease) in net assets resulting from operations	80,905,307	(52,919,971)	12,808,651

CAPITAL TRANSACTIONS
Proceeds from contributions	56,960,736	50,240,095	130,015,027
Value of withdrawals	(93,722,572)	(130,354,124)	(163,237,143)

Net decrease in net assets derived from capital transactions	(36,761,836)	(80,114,029)	(33,222,116)

NET ASSETS
Total increase (decrease) in net assets	44,143,471	(133,034,000)	(20,413,465)
Beginning of period	497,449,825	630,483,825	650,897,290

End of period	$541,593,296	$497,449,825	$630,483,825

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	Master Advantage Large Cap Value Portfolio

Six Months Ended 11/30/20 (unaudited)			Period from 10/01/19 to 05/31/20			Year Ended September 30,
					2019	2018	2017	2016	2015

Total Return
Total Return(a)	17.11	%(b)	(8.35	)%(b)	1.83%	11.18%	22.05%	10.68%	(1.63)%

Ratios to Average Net Assets
Total expenses	0.53	%(c)	0.54	%(c)	0.52%	0.52%	0.53%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed	0.49	%(c)	0.49	%(c)	0.49%	0.52%	0.53%	0.54%	0.54%

Net investment income	1.75	%(c)	2.23	%(c)	2.14%	1.87%	1.60%	1.51%	1.33%

Supplemental Data
Net assets, end of period (000)	$541,593		$497,450		$630,484	$650,897	$865,319	$801,963	$837,065

Portfolio turnover rate	69%		70%		161%	143%	137%	40%	30%

(a)

Includes payment received from a settlement of litigation, which impacted the Master Portfolio’s total return. Excluding the payment from a settlement of litigation, the Master Portfolio’s total return is as follows:

	Six Months Ended 11/30/20 (unaudited)	Period from 10/01/19 to 05/31/20		Year Ended September 30,
			2019	2018	2017	2016	2015

Total return	—%	—%	—%	—%	21.92%	10.58%	—%

(b)	Aggregate total return.
(c)	Annualized.

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Advantage Large Cap Value Portfolio (the “Master Portfolio) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board” and the members are referred to as “Directors”) to issue non-transferable interests, subject to certain limitations.

On November 17, 2020, the Board of Directors of BlackRock Large Cap Series Funds, Inc., on behalf of BlackRock Advantage Large Cap Value Fund (the “Fund”), approved a proposal in which the Fund will cease to invest in the Master Portfolio as part of a “master/feeder” structure and will instead operate as a stand-alone fund. This change is expected to be effective on or about March 1, 2021.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Master Portfolio’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Master Portfolio’s listing exchange that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2020, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges

34	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)

Goldman Sachs & Co.	$1,367,082	$(1,367,082)	$—
J.P. Morgan Securities LLC	366,638	(366,638)	—
Morgan Stanley & Co. LLC	15,198	(15,075)	123

	$1,748,918	$(1,748,795)	$123

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of November 30, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.49%
$1 billion - $3 billion	0.46
$3 billion - $5 billion	0.44
$5 billion - $10 billion	0.43
Greater than $10 billion	0.42

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2020 the amount waived was $5,243.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2020, the Manager waived $94,541 in investment advisory fees pursuant to this arrangement.

For the six months ended November 30, 2020, the Master Portfolio reimbursed the Manager $3,319 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2020, the Master Portfolio paid BIM $6,448 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

36	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term investments, were $337,025,766 and $367,979,957, respectively.

8.	INCOME TAX INFORMATION

It is the Master Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$471,422,024

Gross unrealized appreciation	$79,470,033
Gross unrealized depreciation	(7,277,405)

Net unrealized appreciation (depreciation)	$72,192,628

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2 0 2 0 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Series Funds, Inc., on behalf of BlackRock Advantage Large Cap Value Fund, and Master Large Cap Series LLC, on behalf of Master Advantage Large Cap Value Portfolio, (each, a “Fund”) has adopted and implemented a liquidity risk management program (the “Program”) for the Funds, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the BlackRock Large Cap Series Funds, Inc., on behalf of BlackRock Advantage Large Cap Value Fund, and Master Large Cap Series LLC, on behalf of the Master Advantage Large Cap Value Portfolio, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund/Master Portfolio make their portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	41

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ALCV-11/20-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: February 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: February 3, 2021

3